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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 10, 2005

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                              U.S. CAN CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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          DELAWARE                      1-13678                   06-1094196
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

   700 EAST BUTTERFIELD ROAD, SUITE 250, LOMBARD, IL              60148
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (630) 678-8000

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneous satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to rule 13e04(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On May 10, 2005, the Company announced that Michael M. Rajkovic was appointed as Chief Financial Officer of the Company. From September 2003 to May 2005, Mr. Rajkovic, 43, served as Vice President Finance, North American Tire for The Goodyear Tire and Rubber Company. From 2000 to 2003, Mr. Rajkovic served in various capacities at Visteon Corporation, including as Director, Exterior Product Manufactoring from 2002 to 2003 and Controller, Global Manufacturing and Business Operations, from 2001 to 2002. From 2000 to 2001, Mr. Rajkovic served as Director, Finance and Business Strategy for Visteon Energy Transformation Systems. In connection with Mr. Rajkovic's appointment, the Company has agreed to pay him a signing bonus of $100,000; provided, he is still employed as of November 2005.

         A copy of the press release announcing Mr. Rajkovic's appointment is attached as an exhibit to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

EXHIBIT NO.                       DESCRIPTION OF EXHIBIT
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99.1                Press Release dated May 10, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  /s/ Philip Mengel
                                                  ------------------------------
                                                  Name:  Philip Mengel
                                                  Title: Chief Executive Officer

Date  May 10, 2005



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                                  EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION OF EXHIBIT
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99.1                    Press Release dated  May 10, 2005.